Exhibit 99.1

MICROSOFT CORPORATION

INCOME STATEMENTS

(In millions, except per share amounts)(Unaudited)

	Restated for New Standards		Previously Reported		Change
Year Ended June 30,	2017	2016	2017	2016	2017	2016
Revenue:

Product	$63,811	$67,336	$57,190	$61,502	$6,621	$5,834

Service and other	32,760	23,818	32,760	23,818	0	0

Total revenue	96,571	91,154	89,950	85,320	6,621	5,834

Cost of revenue:

Product	15,175	17,880	15,175	17,880	0	0

Service and other	19,086	14,900	19,086	14,900	0	0

Total cost of revenue	34,261	32,780	34,261	32,780	0	0

Gross margin	62,310	58,374	55,689	52,540	6,621	5,834

Research and development	13,037	11,988	13,037	11,988	0	0

Sales and marketing	15,461	14,635	15,539	14,697	(78)	(62)

General and administrative	4,481	4,563	4,481	4,563	0	0

Impairment and restructuring	306	1,110	306	1,110	0	0

Operating income	29,025	26,078	22,326	20,182	6,699	5,896

Other income (expense), net	876	(439)	823	(431)	53	(8)

Income before income taxes	29,901	25,639	23,149	19,751	6,752	5,888

Provision for income taxes	4,412	5,100	1,945	2,953	2,467	2,147

Net income	$25,489	$20,539	$21,204	$16,798	$4,285	$3,741

Earnings per share:

Basic	$3.29	$2.59	$2.74	$2.12	$0.55	$0.47

Diluted	$3.25	$2.56	$2.71	$2.10	$0.54	$0.46

Restated results reflect the adoption of the new standards related to revenue recognition and leases. Previously reported results were derived from audited financial statements included in the Annual Report on Form 10-K for the year ended June 30, 2017.

MICROSOFT CORPORATION

BALANCE SHEETS

(In millions)(Unaudited)

	Restated for New Standards		Previously Reported		Change
June 30,	2017	2016	2017	2016	2017	2016
Assets

Current assets:

Cash and cash equivalents	$7,663	$6,510	$7,663	$6,510	$0	$0

Short-term investments (including securities loaned of $3,694, $204, $3,694, and $204)	125,318	106,730	125,318	106,730	0	0

Total cash, cash equivalents, and short-term investments	132,981	113,240	132,981	113,240	0	0

Accounts receivable, net of allowance for doubtful accounts of $345, $392, $405, and $426	22,431	20,636	19,792	18,277	2,639	2,359

Inventories	2,181	2,251	2,181	2,251	0	0

Other	5,103	6,061	4,897	5,892	206	169

Total current assets	162,696	142,188	159,851	139,660	2,845	2,528

Property and equipment, net of accumulated depreciation of $24,179, $19,800, $24,179, and $19,800	23,734	18,356	23,734	18,356	0	0

Operating lease right-of-use assets	6,555	5,198	0	0	6,555	5,198

Equity and other investments	6,023	10,431	6,023	10,431	0	0

Goodwill	35,122	17,872	35,122	17,872	0	0

Intangible assets, net	10,106	3,733	10,106	3,733	0	0

Other long-term assets	6,076	5,119	6,250	3,416	(174)	1,703

Total assets	$250,312	$202,897	$241,086	$193,468	$9,226	$9,429

Liabilities and stockholders’ equity

Current liabilities:

Accounts payable	$7,390	$6,898	$7,390	$6,898	$0	$0

Short-term debt	9,072	12,904	9,072	12,904	0	0

Current portion of long-term debt	1,049	0	1,049	0	0	0

Accrued compensation	5,819	5,264	5,819	5,264	0	0

Income taxes	718	580	718	580	0	0

Short-term unearned revenue	24,013	20,177	34,102	27,468	(10,089)	(7,291)

Securities lending payable	97	294	97	294	0	0

Other	7,587	6,985	6,280	5,949	1,307	1,036

Total current liabilities	55,745	53,102	64,527	59,357	(8,782)	(6,255)

Long-term debt	76,073	40,557	76,073	40,557	0	0

Long-term unearned revenue	2,643	2,016	10,377	6,441	(7,734)	(4,425)

Deferred income taxes	5,734	6,313	531	1,476	5,203	4,837

Operating lease liabilities	5,372	4,257	0	0	5,372	4,257

Other long-term liabilities	17,034	13,562	17,184	13,640	(150)	(78)

Total liabilities	162,601	119,807	168,692	121,471	(6,091)	(1,664)

Commitments and contingencies
Stockholders’ equity:

Common stock and paid-in capital - shares authorized 24,000; outstanding 7,708, 7,808, 7,708, and 7,808	69,315	68,178	69,315	68,178	0	0

Retained earnings	17,769	13,118	2,648	2,282	15,121	10,836

Accumulated other comprehensive income	627	1,794	431	1,537	196	257

Total stockholders’ equity	87,711	83,090	72,394	71,997	15,317	11,093

Total liabilities and stockholders’ equity	$250,312	$202,897	$241,086	$193,468	$9,226	$9,429

Restated results reflect the adoption of the new standards related to revenue recognition and leases. Previously reported results were derived from audited financial statements included in the Annual Report on Form 10-K for the year ended June 30, 2017.

MICROSOFT CORPORATION

SEGMENT REVENUE AND OPERATING INCOME (LOSS)

(In millions)(Unaudited)

	Restated for New Standards		Previously Reported		Change
Year Ended June 30,	2017	2016	2017	2016	2017	2016
Revenue

Productivity and Business Processes	$29,870	$25,792	$30,444	$26,487	$(574)	$(695)

Intelligent Cloud	27,407	24,952	27,440	25,042	(33)	(90)

More Personal Computing	39,294	40,410	38,773	40,434	521	(24)

Corporate and Other	0	0	(6,707)	(6,643)	6,707	6,643

Total revenue	$96,571	$91,154	$89,950	$85,320	$6,621	$5,834

Operating income (loss)

Productivity and Business Processes	$11,389	$11,756	$11,913	$12,418	$(524)	$(662)

Intelligent Cloud	9,127	9,249	9,138	9,315	(11)	(66)

More Personal Computing	8,815	6,183	8,288	6,202	527	(19)

Corporate and Other	(306)	(1,110)	(7,013)	(7,753)	6,707	6,643

Total operating income	$29,025	$26,078	$22,326	$20,182	$6,699	$5,896

Restated results reflect the adoption of the new standards related to revenue recognition and leases. Previously reported results were derived from audited financial statements included in the Annual Report on Form 10-K for the year ended June 30, 2017.

MICROSOFT CORPORATION

QUARTERLY INFORMATION

(In millions, except per share amounts)(Unaudited)

Fiscal Year 2017 Quarter Ended	September 30		December 31		March 31		June 30
	Restated for New Standards	Previously Reported	Restated for New Standards	Previously Reported	Restated for New Standards	Previously Reported	Restated for New Standards	Previously Reported
Revenue	$21,928	$20,453	$25,826	$24,090	$23,212	$22,090	$25,605	$23,317

Gross margin	14,084	12,609	15,925	14,189	15,152	14,030	17,149	14,861

Operating income	6,715	5,225	7,905	6,177	6,723	5,594	7,682	5,330

Net income	5,667	4,690	6,267	5,200	5,486	4,801	8,069	6,513

Basic earnings per share	0.73	0.60	0.81	0.67	0.71	0.62	1.05	0.84

Diluted earnings per share	0.72	0.60	0.80	0.66	0.70	0.61	1.03	0.83

Fiscal Year 2016 Quarter Ended	September 30		December 31		March 31		June 30
	Restated for New Standards	Previously Reported	Restated for New Standards	Previously Reported	Restated for New Standards	Previously Reported	Restated for New Standards	Previously Reported
Revenue	$20,910	$20,379	$25,253	$23,796	$21,517	$20,531	$23,474	$20,614

Gross margin	13,703	13,172	15,381	13,924	13,795	12,809	15,495	12,635

Operating income	6,316	5,793	7,489	6,026	6,277	5,283	5,996	3,080

Net income	5,069	4,902	5,938	5,018	4,305	3,756	5,227	3,122

Basic earnings per share	0.63	0.61	0.75	0.63	0.55	0.48	0.67	0.40

Diluted earnings per share	0.63	0.61	0.74	0.62	0.54	0.47	0.66	0.39

Restated results reflect the adoption of the new standards related to revenue recognition and leases. Previously reported results were derived from the financial statements included in the Annual Report on Form 10-K for the year ended June 30, 2017.